Exhibit 99.9

Innovation ... Delivered. ATK Spin-off Transaction Presentation: Creating A Standalone Company Positioned for Success April 29, 2014 ATK

Forward-Looking Statements ATK Cautionary Statement Regarding Forward-Looking Statements Certain statements in this communication regarding the proposed “Morris Trust” transaction between ATK and Orbital, pursuant to which the Sporting Business of ATK (“Sporting”) will be distributed to ATK’s stockholders and Orbital will merge with a subsidiary of ATK with Orbital surviving the merger as a wholly-owned subsidiary of ATK (the “Transaction”), the expected timetable for completing the Transaction, benefits and synergies of the Transaction and the expected tax treatment for the Transaction, future opportunities for Sporting and the combined ATK/Orbital (“combined company”) and products and any other statements regarding Sporting’s, ATK’S, Orbital’s and the combined company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. These statements are often, but not always, made through the use of words or phrases such as “may,” “will,” “expected,” “intend,” “estimate,” “anticipate,” “believe,” “project,” or “continue,” and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements are the following: the parties’ ability to consummate the Transaction; the conditions to the completion of the Transaction, including the receipt of approval of both ATK’s stockholders and Orbital’s stockholders; the regulatory approvals required for the Transaction not being obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the Transaction; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in connection with the Transaction within the expected time-frames or at all and to successfully integrate Orbital’s operations with those of the ATK A&D; the integration of Orbital’s operations with those of ATK Aerospace & Defense operations (“ATK A&D”)being more difficult, time-consuming or costly than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) being greater than expected following the Transaction; the retention of certain key employees being difficult; Sporting’s ability to operate successfully as a standalone business; Sporting’s, ATK’s and Orbital’s ability to adapt its services to changes in technology or the marketplace; Sporting’s, ATK’s and Orbital’s ability to maintain and grow its relationship with its customers; reductions or changes in NASA or U.S. Government military spending, timing of payments and budgetary policies, including impacts of sequestration under the Budget Control Act of 2011, and sourcing strategies; intense competition; increases in costs, which the business may not be able to react to due to the nature of U.S. Government contracts; changes in cost and revenue estimates and/or timing of programs; the potential termination of U.S. Government contracts and the potential inability to recover termination costs; reduction or change in demand for commercial ammunition, firearms or accessories, including the risk that placed orders exceed actual customer requirements; risks associated with expansion into commercial markets; actual pension and other postretirement plan asset returns and assumptions regarding future returns, discount rates, service costs, mortality rates, and health care cost trend rates; greater risk associated with international business, including foreign currency exchange rates and fluctuations in those rates; other risks associated with U.S. Government contracts that might expose Sporting, ATK or Orbital to adverse consequences; costs of servicing debt, including cash requirements and interest rate fluctuations; security threats, including cybersecurity and other industrial and physical security threats, and other disruptions; supply, availability, and costs of raw materials and components, including commodity price fluctuations; government laws and other rules and regulations applicable to Sporting, ATK and Orbital, such as procurement and import-export control, and federal and state firearms and ammunition regulations; the novation of U.S. Government contracts; performance of subcontractors; development of key technologies and retention of a qualified workforce; fires or explosions at any of Sporting’s, ATK’s or Orbital’s facilities; environmental laws that govern past practices and rules and regulations, noncompliance with which may expose Sporting, ATK or Orbital to adverse consequences; impacts of financial market disruptions or volatility to customers and vendors; results of acquisitions or other transactions, including the ability to successfully integrate acquired businesses and realize anticipated synergies, cost savings and other benefits, and costs incurred for pursuits and proposed acquisitions that have not yet or may not close; unanticipated changes in the tax provision or exposure to additional tax liabilities; and the costs and ultimate outcome of litigation matters and other legal proceedings. Additional information concerning these and other factors can be found in ATK and Orbital’s filings with the Securities and Exchange Commission (the “SEC”), including ATK and Orbital’s most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. ATK and Orbital assume no obligation to update or revise publicly the information in this communication, whether as a result of new information, future events or otherwise, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. Additional Information and Where to Find It In connection with the proposed “Morris Trust” transaction between ATK and Orbital, pursuant to which Sporting will be distributed to ATK’s stockholders and Orbital will merge with a subsidiary of ATK, with Orbital surviving the merger as a wholly-owned subsidiary of ATK, ATK and Orbital intend to file relevant materials with the Securities and Exchange Commission (the “SEC”), including an ATK registration statement on Form S-4 that will include a joint proxy statement of ATK and Orbital that also constitutes a prospectus of ATK. In addition, Sporting, a subsidiary of ATK, intends to file a registration statement on Form 10 or S-1 that will constitute a prospectus of Sporting. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT AND REGISTRATION STATEMENTS/PROSPECTUSES AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ATK, ORBITAL SPORTING AND THE PROPOSED TRANSACTION. The joint proxy statement and registration statements/prospectuses and other documents relating to the proposed transaction (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov. These documents (when they are available) can also be obtained free of charge from ATK upon written request to ATK by emailing investor.relations@atk.com or by calling Michael Pici at 703-412-3216. Participants in Solicitation This communication is not a solicitation of a proxy from any investor or securityholder. However, ATK, Orbital and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction under the rules of the SEC. Information regarding ATK directors and executive officers may be found in its Annual Report for the year ended March 31, 2013 on Form 10-K filed with the SEC on May 23, 2013 and the definitive proxy statement relating to its 2013 Annual Meeting of Stockholders filed with the SEC on June 14, 2013. Information regarding Orbital’s directors and executive officers may be found in its Annual Report for the year ended December 31, 2013 on Form 10-K filed with the SEC on February 25, 2014 and the definitive proxy statement relating to its 2014 Annual Meeting of Stockholders filed with the SEC on March 11, 2014. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants will also be included in the joint proxy statement/prospectus when it becomes available. Non-Solicitation This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Alliant Techsystems Restricted

Transaction Overview ATK Structure and Consideration Company name: TBD; Listing: NYSE; ticker: TBD  Headquarters: Utah Employees: ~5,800 employees in 11 states, Canada, Mexico, Puerto Rico, Europe and Asia Sporting Company ATK’s Sporting group to be distributed on a pro rata basis to shareholders in a tax-free spin-off transaction Spin-off will be immediately followed by a tax-free, all-stock merger-of-equals between remaining Aerospace & Defense groups (“ATK A&D”) and Orbital Sciences (“Orbital”) Transaction structured as a Morris Trust Board of Directors Mark DeYoung as Chairman & CEO Board composition to be determined Management CEO: Mark DeYoung, current ATK Chief Executive Officer Conditinos and Expected Closing Expected to close by the end of calendar year 2014 Subject to customary closing conditions including regulatory approvals and the approval of each of ATK’s and Orbital's shareholders for Merger – of - Equals transaction ATK and Orbital will continue to operate separately until the transaction closes Alliant Techsystems Restricted

Two Standalone Companies Positioned for Success ATK Sporting A world leader in Sporting ammunition, accessories and sporting arms for hunters, shooting enthusiasts and law enforcement professionals with leading consumer brands and unparalleled distribution in a growing market ATK Aerospace & Defense A focused leader in Aerospace & Defense, with advanced capabilities and a commitment to continuous innovation to support U.S. and allied military requirements, space missions, and aerospace capabilities Compelling opportunity to deliver value for shareholders and build competitive, focused enterprises with enhanced opportunities in current, adjacent and new markets Approximately $2.2 Billion in sales LTM 12/31/13 Approximately $3.2 Billion in sales LTM 12/31/13 * Revenue projections reflected “as if” the spin transaction had occurred on 1/1/13 and assumes full year Savage and Bushnell results. Compelling opportunity to deliver value for shareholders and build competitive, focused enterprises with enhanced opportunities in current, adjacent and new markets Alliant Techsystems Restricted

New Sporting History ATK 1999 Acquisition of Blount International Inc. Ammunition Business 2001 Acquisition of Eagle Industries 2009 Acquisition of BLACKHAWK! 2010 Acquisition of Caliber Company (Savage) 2013 Acquisition of Bushnell Group Holdings 2013 ATK 2013 New Sporting Company 2014 ATK is a registered trademark of Alliant Techsystems Inc. Alliant Techsystems Restricted

Sporting

ATK

Sales* - $2.2B

EBIT margin* - ~13%

Organic growth 14% since 2003

Attractive free cash flow

*LTM 12/31/13 and assume FY of Savage & Bushnell

- Hunting and shooting sports ammunition
- Law enforcement and security forces ammunition
- Hunting, shooting sports, and outdoor recreation accessories
- Traditional centerfire and rimfire rifles, and shotguns
- Tactical accessories for military, law enforcement and security markets
- Gun powder for ammunition and re-loaders








FEDERAL
PREMIUM



FEDERAL PREMIUM AMMUNITION

Bushnell OUTDOOR PRODUCTS

BLACKHAWK!

Savage Arms The Definition of Accuracy

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Sporting Portfolio & Product Overview

ATK

Category	Representative Brands	Representative Products
Ammunition	Federal Premium Ammunition; CCI; Speer; Fusion; Blazer	
Sporting Arms	Savage Arms – The Definition of Accuracy; Savage Range Systems – Shooting Ranges and Bullet Traps; Stevens – The Definition of Value	
Accessories	Bushnell; Blackhawk!; Simmons; Night Optics USA, Inc.; tasco; Uncle Mike's Law Enforcement; Primos Hunting; Gold Tip; Alliant Powder – Technically Superior by Design; GunMate; Hoppe's 9 – The Gun Care People; Uncle Mike's; RCBS; Weaver; B-Stinger; Gunslick Pro; Millett; Stoney Point; Final Approach (FA Brand); Champion; Butler Creek; Outers; bollé; Serengeti Photochromic Lenses; Cébé; bollé Safety	

Hunting Rangefinders
Golf Rangefinders
Trail Cameras
Riflescopes
Binoculars
GPS
Spotting Scopes
Portable Power
Night Vision
Scope Covers
Game Calls
Gun Care
Blinds
Holsters
Archery Accessories
Sunglasses
Ski Goggles
Ski Helmets
Safety Goggles
Safety Glasses

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A World Leader in Outdoor Recreation Products ATK Best-in-Class Experienced Leaders Innovative Products Hunting Rangefinders Golf Rangefinders Night Vision Ski Helmets Unmatched Distribution Scale Advantages & Continuous Improvement/PES Leading Brands Alliant Techsystems Restricted

Sporting Business Overview ATK OVERVIEW Sales - $2.2B Adjusted EBIT Margin - ~13% Adjusted EBITDA* - $361M Committed financing in place Estimated debt ~$300-$350M with approximately $400-$450M in additional liquidity * Non-GAAP measure see reconciliation table  LTM 12/31/13 and assumes full year of Savage & Bushnell SALES BY SEGMENT (LTM 12/31/13) Firearms Accessories Ammunition SALES BY CUSTOMER (LTM 12/31/13) U.S./Law Enforcement Consumer Alliant Techsystems Restricted

Growth Drivers = Sustainable Future Growth ATK Demographic Shift & Market Acceptance Drive Base Expansion New shooters increased 7 million from 2009 - 2012 66% of new shooter population is age 18-34 Women's participation has grown 27% since 2005 Shooting Sports continues to expand in media outlets NICS Increased 11% since 2008 2009 2010 2011 2012 Diversified Product Portfolio Accessories Ammunition Sporting Arms Adjacent Markets & M&A Opportunities Golf Skiing Eyewear Outdoor Sports Sustainable Future Growth Source: NSSF and FBI Adjusted NICS CAGR 2008 – 2013, New shooters defined as began shooting within last 5 years Alliant Techsystems Restricted

Proposed Business Model ATK Favorable Attributes: Strong market growth – Installed base (NICS Checks) has grown 11% per annum since 2008 Consistent track record of year-over-year organic growth 10%+ Strong portfolio of brands Reasonable CapEx – approximately 1.5% of sales Sustainable, attractive free cash flow Fragmented market with additional expansion opportunities through organic growth and acquisitions Alliant Techsystems Restricted

FY14 Acquisitions Savage & Bushnell

ATK

- Savage: prominent brands known for accuracy, innovation, quality, and affordability
    - Over 100 years of market leading innovation in the long-gun category
- Bushnell: high-quality, affordable and innovative optics and accessories brands
    - Compliments existing portfolio; provides outdoor recreation expansion opportunities
- New Sporting is leader in Sporting ammunition and accessories for hunters, shooting enthusiasts and law enforcement professionals
- New Sporting offers leading consumer brands, affordable innovation, scalability and unparalleled distribution in a growing market

Hunting | **Shooting** | **Outdoor Recreation**

Ammunition	Sporting Arms	Accessories	
Federal Premium Ammunition, CCI, Speer, Fusion, Blazer	Savage Arms (The Definition of Accuracy), Stevens (The Definition of Value), Savage Range Systems (Shooting Ranges and Bullet Traps)	Blackhawk!, RCBS, Weaver, RamLine, Gunslick Pro, Outers, Alliant Powder	Bushnell Outdoor Products, Millett, Tasco, Simmons, Primos, Hoppe's 9, Uncle Mike's, Gold Tip, Butler Creek, Stinger, Stoney Point

Savage & Bushnell are highly strategic acquisitions strengthening New Sporting's offering

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Delivering Value ATK Tax-free spin-off – a compelling opportunity to deliver significant value for shareholders Focused leader in Outdoor Sporting market Strong competitor with broad portfolio of innovative products, powerful brands, unmatched distribution, scale advantages and experienced leadership New Sporting company will be appropriately capitalized to support business strategy and future growth opportunities Solid balance sheet, strong organic growth, reasonable CapEx, sustainable free cash flow, future acquisition opportunities, attractive ROI Continued long-term partnership with Lake City AAP and New River Energetics Alliant Techsystems Restricted

Non GAAP Reconciliations ATK EBITDA and Adjusted EBITDA EBITDA is a measure used by management to measure operating performance, defined as Income before Interest, Income taxes and non-controlling interest plus depreciation and amortization. Adjusted EBITDA is defined as EBITDA further adjusted to give effect to certain adjustments in calculating covenant ratios and compliance under the credit facility. ATK believes the inclusion of EBITDA and Adjusted EBITDA is appropriate to provide additional information to investors about certain material non-cash items and acquired EBITDA during the period ($M) Sporting Pro Forma Trailing 12 Months 12/31/13 (unaudited) EBIT 187 Adjustments: Acquisition Inventory Step-up 10 Bushnell Acquired EBIT 42 Savage Acquired EBIT 26 M&A Costs 17 Acquisition Transition Costs 3 Incremental Public Company Costs (7) FAS Pension Purchase Accounting 9 Total Adjustments 100 Adjusted EBIT 287 Addback: Depreciation & Amortization 38 Addback: Bushnell Depreciation & Amortization 27 Addback: Savage Depreciation & Amortization 9 Adjusted EBITDA 361 The financials provided above represent our Sporting Segment and include corporate allocations that were based upon good faith estimates and judgments, which allocations may not necessarily be indicative of what the actual amounts would be if the Sporting Group were an independent publicly traded company. In addition, corporate allocations may require adjustment resulting from the audit of the Sporting Business for purposes of the Form 10 for the Distribution. Alliant Techsystems Restricted